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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                        April 11, 1997 (March 28, 1997)



                            Sport Supply Group, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                           1-10704                            75-2241783
------------------------           ------------------------             ------------------------
(State or other                      (Commission File                       (IRS Employer
    jurisdiction of                          Number)                       Identification No.)
    incorporation)


                1901 Diplomat Drive, Farmers Branch, Texas 75234
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              (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code:
                                 (972) 484-9484


                                 Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        (A) GENERAL.


        On March 28, 1997, Sport Supply Group, Inc., a Delaware corporation ("SSG" or the "Company") disposed of substantially all of the remaining assets (inventory, accounts receivable, intellectual property, equipment, etc.) and certain liabilities of its discontinued golf-related operations pursuant to the terms and provisions of an Asset Acquisition Agreement (the "Asset Acquisition Agreement") dated March 28, 1997, by and among Nitro Leisure Products, Inc. (f/k/a GB Acquisition, Inc.), a Delaware corporation ("Nitro") and SSG.


        (B)  DESCRIPTION OF PURCHASE PRICE.

        Pursuant to the Asset Acquisition Agreement, the total consideration paid to SSG was (i) $8,160,826 in cash paid at closing and (ii) $429,517 in cash payable thirty (30) days from the date of closing subject to certain adjustments as provided in the Asset Acquisition Agreement. In addition, Nitro assumed certain specified liabilities.

        The consideration paid to SSG was determined by arms-length negotiations between officers of SSG and the officers of Nitro based upon factors such as current value of trade receivables, inventory and fixed assets as well as other financial and operational considerations.

        Pursuant to the Asset Acquisition Agreement, the Company retained certain assets of the golf operations consisting principally of cash and certain trade accounts receivable.

        (C) INCORPORATION BY REFERENCE

        Set forth above is a brief description of certain terms of the Asset Acquisition Agreement. Any description or disclosure made in this Current Report on Form 8-K with respect to the Asset Acquisition Agreement is qualified in its entirety by reference to the Asset Acquisition Agreement attached hereto as Exhibit 2.1. SSG will furnish supplemental copies of the exhibits and schedules to the Securities and Exchange Commission upon request.

        On March 31, 1997, the Company issued a press release through media sources describing, among other things, the consummation of the Asset Acquisition Agreement. Any disclosure made in the press release with respect to the Asset Acquisition Agreement is qualified in its entirety by reference to the Asset Acquisition Agreement attached hereto as
        Exhibit 2.1. A copy of the press release is attached hereto as Exhibit 5.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Financial Statements of Businesses Acquired

            None

        (b) Pro Forma Financial Information

            Pro forma financial statements filed as part of this report are listed on the "Index to Pro Forma Financial Information", which index is incorporated in this Item 7(b) by reference.



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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             Sport Supply Group, Inc.



Date:  April 11, 1997                   By: /s/ John P. Walker
                                            ------------------
                                             John P. Walker
                                             Executive Vice President and
                                             Chief Financial Officer




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                    SPORT SUPPLY GROUP, INC. AND SUBSIDIARY
                    INDEX TO PRO FORMA FINANCIAL INFORMATION



PRO FORMA FINANCIAL INFORMATION

                                                                                                                Page
                                                                                                                ----
Summary Information Related to the Unaudited Pro Forma Consolidated Financial Statements                         5

Unaudited Pro Forma Consolidated Balance Sheet of Sport Supply Group, Inc. and
         Subsidiary as of January 31, 1997                                                                       6

Notes to Unaudited Pro Forma Consolidated Balance Sheet of Sport Supply Group, Inc.
         and Subsidiary as of January 31, 1997                                                                   7










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                    SPORT SUPPLY GROUP, INC. AND SUBSIDIARY
                  SUMMARY INFORMATION RELATED TO THE UNAUDITED
                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited pro forma consolidated financial statement consists of the Unaudited Pro Forma Consolidated Balance Sheet of Sport Supply Group, Inc. and Subsidiary ("SSG" or "Company") as of January 31, 1997 (collectively, the "Pro Forma Statements"). The Pro Forma Balance Sheet gives effect to the sale of substantially all the assets and disposition of certain liabilities of the remaining discontinued golf-related operations (the "Golf Division") on March 28, 1997. The Unaudited Pro Forma Consolidated Balance Sheet also gives effect to such transaction as if the transaction had occurred on January 31, 1997.

No Pro Forma Statements of Operations are presented because the operations have been reflected as discontinued operations.



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                    SPORT SUPPLY GROUP, INC. AND SUBSIDIARY
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF JANUARY 31, 1997



                                                                       Sport Supply       Golf        Pro Forma        Pro Forrma
                                                                        Group, Inc.     Division     Adjustments       Consolidated
                                                                       ------------    -----------   -----------       ------------
CURRENT ASSETS :
        Cash                                                           $    501,327    $        --   $        --       $    501,327
        Accounts receivable, net                                          8,628,243             --            --          8,628,243
        Income taxes receivable                                           4,137,807             --            --          4,137,807
        Inventories, net                                                 19,678,763             --            --         19,678,763
        Other current assets                                              1,020,180             --            --          1,020,180
        Deferred tax assets                                               5,883,341             --            --          5,883,341
                                                                       ------------    -----------   -----------       ------------
               Total current assets                                      39,849,661             --            --         39,849,661
                                                                       ------------    -----------   -----------       ------------

DEFERRED CATALOG EXPENSES                                                 2,822,142             --            --          2,822,142

PROPERTY, PLANT AND EQUIPMENT, net                                        5,901,315             --            --          5,901,315

DEFERRED TAX ASSETS                                                       4,492,847             --            --          4,492,847

OTHER ASSETS:
        Goodwill, net                                                     3,027,961             --            --          3,027,961
        Trademarks, net                                                   3,499,821             --            --          3,499,821
        Other, net                                                          733,697             --            --            733,697

NET NONCURRENT ASSETS OF DISCONTINUED OPERATIONS                         16,270,654     16,270,654            --                 --
                                                                       ------------    -----------   -----------       ------------
               Total assets                                            $ 76,598,098    $16,270,654   $        --       $ 60,327,444
                                                                       ============    ===========   ===========       ============

CURRENT LIABILITIES :
        Accounts payable                                               $  8,887,297    $        --   $        --       $  8,887,297
        Accrued property taxes                                              139,197             --            --            139,197
        Other accrued liabilities                                         1,532,711             --     1,947,543 (b)      3,480,254
        Notes payable and capital lease obligations, current portion     18,523,616             --    (8,290,342)(a)     10,233,274
        Net current liabilities of discontinued operations                9,927,855      9,927,855            --                 --
                                                                       ------------    -----------   -----------       ------------
               Total current liabilities                                 39,010,676      9,927,855    (6,342,799)        22,740,022
                                                                       ------------    -----------   -----------       ------------

DEFERRED GAIN                                                                30,124             --            --             30,124
NOTES PAYABLE AND CAPITAL LEASE OBLIGATIONS, net of
        current portion                                                     324,097             --            --            324,097

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY :
        Preferred stock                                                          --             --            --                 --
        Common stock                                                         91,519             --            --             91,519
        Paid-in capital                                                  58,527,193             --            --         58,527,193
        Retained deficit                                                (13,641,125)            --            --        (13,641,125)
        Treasury stock                                                   (7,744,386)            --            --         (7,744,386)
                                                                       ------------    -----------   -----------       ------------
               Total stockholders' equity                                37,233,201             --            --         37,233,201
                                                                       ------------    -----------   -----------       ------------
               Total liabilities and stockholders' equity              $ 76,598,098    $ 9,927,855   $(6,342,799)      $ 60,327,444
                                                                       ============    ===========   ===========       ============



   See accompanying Notes to Unaudited Pro Forma Consolidated Balance Sheet.



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                    SPORT SUPPLY GROUP, INC. AND SUBSIDIARY
                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                           CONSOLIDATED BALANCE SHEET

                             As of January 31, 1997

The unaudited pro forma consolidated balance sheet as of January 31, 1997, consists of the following information:

1. The unaudited historical consolidated balance sheet of Sport Supply Group Inc. and Subsidiary as of January 31, 1997;

2. Elimination of the unaudited balance sheet of the Golf Division as of January 31, 1997; and

3.    Pro forma adjustments.

PRO FORMA ADJUSTMENTS:

(a) The pro forma adjustment to notes payable and capital lease obligation reflects the reduction of borrowings under the Company's revolving credit facility from the total cash proceeds of the sale of the Golf Division, net of related transaction costs.

(b) The pro forma adjustment to other accrued liabilities reflects certain liabilities retained by the Company. These liabilities consist of golf related contractual consulting and separation agreements.






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                               INDEX TO EXHIBITS


ITEM


Exhibit 2.1  -- Asset Acquisition Agreement (without exhibits or schedules)

Exhibit 5.1  -- Press Release dated March 31, 1997






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